Exhibit 10.21

Silicon Valley Bank

Limited Waiver and

Amendment to Loan Documents

Borrower: Internap Network Services Corporation

Date:  March 14, 2005

THIS LIMITED WAIVER AND AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is entered into between Silicon Valley Bank (“Silicon”) and the borrower named above (“Borrower”).

Silicon and Borrower agree to amend the Loan and Security Agreement between them, dated October 21, 2002 (as otherwise amended, if at all, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1.Waiver of Default. Borrower has advised Silicon that Borrower has failed to comply with the Minimum Cash EBITDA Financial Covenant set forth in Section 5 of the Amended and Restated Schedule to Loan and Security Agreement entitled "5. FINANCIAL COVENANTS (Section 5.1)" for the reporting period ending December 31, 2004 (the “Covenant Default”). Silicon and Borrower agree that the Borrower's Covenant Default is hereby waived. It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

2. Modified Minimum Cash EBITDA Financial Covenant. The Minimum Cash EBITDA Financial Covenant for the fiscal quarter ending March 31, 2005 set forth in Section 5 of the Amended and Restated Schedule to Loan and Security Agreement is hereby amended to read as follows:

For the quarter ending March 31, 2005:  <$6,000,000>;

All other portions of the Minimum Cash EBITDA Financial Covenant and Section 5 of the Amended and Restated Schedule to Loan and Security Agreement remain unchanged.

3. Extension of Form 10-K Annual Reporting Requirement. The date by which the Borrower is to provide Silicon with a copy of Borrower’s Form 10-K annual report and its annual certified financial statements for the fiscal year ending December 31, 2004, as set forth in paragraph 8 of Section 6 of the Amended and Restated Schedule to Loan and Security Agreement, is hereby extended to April 30, 2005.

Silicon Valley Bank	Amendment to Loan Documents

4. Fee. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $2,500, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower’s loan account.

5. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct as of the date hereof.

6. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and under-standings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower: INTERNAP NETWORK SERVICES CORPORATION By /s/David A. Buckel President or Vice President By /s/ Jacqueline Hoffmeister Secretary or Ass't Secretary	Silicon: SILICON VALLEY BANK By /s/ Abigayle L. Keller Title__________________________

Silicon Valley Bank	Amendment to Loan Documents

CONSENT

The undersigned acknowledges that the undersigned’s consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the fore-going parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

CO SPACE, INC. By /s/ David A. Buckel Title________________________	CO SPACE CONSTRUCTION, LLC By: Co Space Services, LLC, its sole member By: Co Space, Inc., its sole member By /s/ David A. Buckel Title__________________________
CO SPACE SERVICES, LLC By: Co Space, Inc., its sole member By /s/ David A. Buckel Title_________________________	CO SPACE SERVICES TEXAS, L.P. By: Co Space Services, LLC, its general partner By: Co Space, Inc., its sole member By /s/ David A. Bucke Title__________________________
CO SPACE PROPERTIES, LLC By: Co Space Services, LLC, its sole member By: Co Space, Inc., its sole member By /s/ David A. Buckel Title__________________________	CO SPACE PROPERTIES TEXAS, L.P. By: Co Space Services, LLC, its general partner By: Co Space, Inc., its sole member By /s/ David A. Buckel Title__________________________
VPNX.COM, INC. /s/ David A. Buckel By____________________________ Title__________________________